SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): November 15, 2002

                          Commission File No.: 0-24723

                             PITTS AND SPITTS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                          88-0393257
--------------------------------                --------------------------------
 (State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

                              14221 Eastex Freeway
                              Houston, Texas 77032
                             ----------------------
                    (Address of principal executive offices)

                                 (281) 442-5013
                          -----------------------------
                            (Issuer telephone number)

Item 2. Acquisition or Disposition of Assets

     On October 7, 2002, Pitts and Spitts, Inc., a Nevada corporation, (the "Company") executed an Exchange Agreement with Oxford Knight International, Inc. The Exchange Agreement was approved by the majority stockholders of Oxford Knight International, Inc. on November 15, 2002.

     Pursuant to the Exchange Agreement, the Company issued 1,970,000 shares of common stock to Oxford Knight in consideration for 100% of the issued and outstanding shares of common stock of Fabricating Solutions, Inc., a Texas corporation, and Pitt's and Spitt's, Inc., a Texas corporation (the "Exchange").

     Fabricating Solutions is a sheet metal fabricating company and Pitt's and Spitt's is a prestigious manufacturer of barbeque pits. The Company plans to continue to pursue the businesses. Paul Syracuse, the Company's chief executive officer, also serves as the chief executive officer of Oxford Knight International.

Item 5.    Other Events

     On November 15, 2002, the Company entered into a settlement agreement and mutual release ("Mutual Release") with Oxford Knight International, Inc., Pitts & Spitts, Inc., a Texas corporation ("Pitts Texas"), Fabricating Solutions, Inc., Har-Whit, Inc., Har-Whit/Pitts & Spitts, Inc., American International Industries, Inc., ("American") Paul Syracuse, Kimberly Syracuse, Daniel Dror ("Dror"), Vanderkam & Sanders ("Vanderkam") and Royall & Fleschler ("Royall"). Pursuant to the Mutual Release, the various parties released one another from any and all causes of action from past dealings. At least one of the parties has not complied with the terms of the Mutual Release. The Company intends to file for arbitration to cause American to abide by the terms of the Mutual Release

Item 7.     Financial Statements and Exhibits.
(a)         Financial Statements of Businesses Acquired.
            To be Provided.
(b)         Pro Forma Financial Information.
            To be Provided.
(c)         Exhibits:
            Exhibits    Description

1.1 (1)Exchange Agreement between Pitts and Spitts, Inc. and Oxford Knight International, Inc.

10.1 *Settlement Agreement and Mutual Release between Pitts and Spitts, Inc., a Nevada corporation, Oxford Knight International, Inc., Pitts & Spitts, Inc., a Texas corporation, Fabricating Solutions, Inc., Daniel Dror, Paul Syracuse, Kimberly Syracuse, American International Industries, Inc., Vanderkam & Sanders, and Royall & Fleschler.

10.2 (1) Agreement between Paul Syracuse and Oxford Knight International, Inc.

* Filed herein

(1)  Filed with the Form 8-K filed on October 8, 2002. Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                             PITTS AND SPITTS, INC.

     December 23, 2002
                                             /s/ Paul Syracuse
                                             ---------------------------------
                                               Paul Syracuse
                                               Chief Executive Officer